Exhibit 10.84

FIRST AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT

          THIS FIRST AMENDMENT TO STRATEGIC ALLIANCE AGREEMENT is made and entered into as of the 2nd day of December 2010 (the “Amendment”), by and among Amper, S.A. (“Amper”), eLandia International Inc. (“Elandia”) and Elandia/Desca Holdings LLC (“Desca Holdings”). Elandia and Desca Holdings are collectively referred to herein as the “Elandia Parties.”

RECITALS

          WHEREAS, Amper and the Elandia Parties entered into that certain Strategic Alliance Agreement, dated May 23, 2010 (the “Original Agreement”); and

          WHEREAS, Amper and the Elandia Parties wish to amend the Original Agreement in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the foregoing Recitals are true and accurate and are incorporated herein and further agree as follows:

AGREEMENT

          1.     Definitions. Capitalized terms used in this Amendment and not otherwise defined in this Amendment have the meanings assigned to them in the Original Agreement.

          2.     Amendment to Section 5.C of the Original Agreement. Section 5.C of the Original Agreement is hereby deleted in its entirety and replaced with the following:

C. The exclusivity right granted by Elandia to Amper in exchange for the Exclusivity Advance shall last until 5:00 p.m. (Madrid time) on April 30, 2011.”

          3.     Amendment to Section 5.G of the Original Agreement. The first sentence of Section 5.G of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“G. Elandia in consideration of the Advance Payment and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, hereby agrees that commencing on the date hereof until, 5:00 p.m. (Madrid time) on April 30, 2011 (the “Exclusivity Period”), Elandia shall not, and shall not authorize or permit any of its Representatives to, directly or indirectly:”

         4.     Amendment to Section 6.D of the Original Agreement. Clause (i) of Section 6.D of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“(i) on the earlier of (a) April 30, 2011; (b) the date that payments (other than the payment received in November, 2010) are received by DescaServ (to the extent of any such payments) in respect of the DescaServ Contract (as “DescaServ Contract” is defined in Section 7.B. of this Agreement); (c) the termination of the Contribution Agreement between Amper and Elandia dated July 29, 2010, as amended; (d) December 31, 2010 unless the following occurs on or prior to December 31, 2010 (in which case this Subsection (d) shall no longer apply): the Security Documents (including the commercial trust documents associated with the DescaServ Contract receivable) are amended to (A) include all payments under the DescaServ Contract as collateral (other than the payment received in November, 2010) and (B) clarify the new scheduled repayment date of April 30, 2011 of the Exclusivity Advance; and (e) February 1, 2011 unless the following occurs on or prior to February 1, 2011 (in which case this Subsection (e) shall no longer apply): the terms and conditions of the purchase of Elandia/Desca Holdings LLC and Elandia/CTT Holdings, LP by Amper have been agreed upon to the mutual satisfaction of Amper and Elandia;”

            5.     Amendment to Section 6.E of the Original Agreement. Section 6.E of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“E. Upon any occurrence set forth in clauses (ii) or (iii) of Section 6.D above or Section 7.C(i) or (iv) below, the Elandia Parties, jointly and severally, shall be liable to pay Amper at the time that repayment of the Exclusivity Advance and interest thereon is due an additional sum equal to (a) 700,000 Euros and (b) the reasonable out of pocket due diligence costs incurred by Amper in evaluating the Elandia Parties, not to exceed 700,000 Euros; provided that the payments described in (a) and (b) of the preceding clause shall be payable only if the events described in this Section 6.E. occur prior to April 30, 2011. Upon any occurrence set forth in clauses (ii) or (iii) of Section 7.C below, the Elandia Parties, jointly and severally, shall be liable to pay Amper at the time that repayment of the Exclusivity Advance and interest thereon is due an additional sum equal to the reasonable out of pocket due diligence costs incurred by Amper in evaluating the Elandia Parties, not to exceed 700,000 Euros; provided that this additional sum shall be payable only if the events described in this Section 6.E. occur prior to April 30, 2011.”

             6.     Amendment to Annex A of the Original Agreement. Annex A of the Original Agreement is amended and restated in its entirety and replaced with Annex A as set forth on Annex A attached hereto.

             7.     Other Agreements. Amper and the Elandia Parties shall immediately direct the trustee under the commercial trust documents associated with the DescaServ Contract receivable to pay the November 2010 payment due under the DescaServ Contract to Elandia or its assignee. No later than December 31, 2010, Amper and the Elandia Parties shall amend the Security Documents, including the commercial trust documents associated with the DescaServ Contract receivable to: (a) include all payments under the DescaServ Contract as collateral (other than the payment received in November, 2010); and (b) to clarify the new scheduled repayment date of April 30, 2011 of the Exclusivity Advance.

             8.     Miscellaneous.

               (a)      The Original Agreement is reaffirmed and ratified in all respects, except as expressly provided herein.

               (b)      This Amendment shall be deemed to have been drafted equally and jointly by each of the parties. All parties have been advised and have had the opportunity to consult with and have this Amendment reviewed by separate and independent counsel prior to the execution hereof and by each party’s execution and delivery of this Amendment such party shall be deemed to either have had such a review or to voluntarily waive such review. The parties acknowledge that they were not coerced or intimidated to execute this Amendment, and that in executing this Amendment, the parties and their respective counsel have not relied upon any oral or written statements or acts made by any other party other than as expressly set forth in this Amendment.

               (c)      In the event of any conflict between the terms or provisions of this Amendment and the Original Agreement, then this Amendment shall prevail in all respects. Otherwise, the provisions of the Original Agreement shall remain in full force and effect.

               (d)      The parties shall execute and deliver any other instruments or documents and take any further actions after the execution of this Amendment, which may be reasonably required for the implementation of this Amendment and the transactions contemplated hereby.

               (e)      This Amendment may be executed simultaneously in two or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which together will be deemed to constitute one and the same agreement. A facsimile or e-mail delivery of a “.pdf” format data file of a signature shall be deemed an original signature.

[Signatures Begin on Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

AMPER S.A

By:	/s/ Alfredo Redondo
Name:	Alfredo Redondo
Title:	CEO

ELANDIA INTERNATIONAL INC.

By:	/s/ Pete R. Pizarro
Name:	Pete R. Pizarro
Title:	President & CEO

ELANDIA/DESCA HOLDINGS LLC

By:	/s/ Pete R. Pizarro
Name:	Pete R. Pizarro
Title:	Manager

ANNEX A

The Security Documents consist of:

Guaranty and Pledge Agreement dated May 23, 2010 by Elandia International, Inc., Elandia/Desca Holdings, LLC in favor of Amper, S.A.

The commercial trust agreement “Fideicomiso Mercantile” dated May 19, 2009, the Pledge Agreement dated May 23, 2010, and the commercial escrow agreement “Encargo Desca-Acciones” dated May 26, 2010.